As filed with the Securities and Exchange                      File No. 33-88334
Commission on April 26, 2001                                   File No. 811-8934

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 12

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 12

                        AETNA GENERATION PORTFOLIOS, INC.

             151 FARMINGTON AVENUE TS31, HARTFORD, CONNECTICUT 06156
             -------------------------------------------------------
                                 (860) 275-3252

                            Michael Gioffre, Counsel
             10 STATE HOUSE SQUARE, HARTFORD, CONNECTICUT 06103-3602
             -------------------------------------------------------
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing will become effective:



          X      on May 1, 2001 pursuant to paragraph (b) of Rule 485
        -----

                                    PART B

The Statement of Additional Information is incorporated into Part B of this Post-Effective Amendment No. 12 by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 333-05173), as filed on April 26, 2001.

                       AETNA GENERATION PORTFOLIOS, INC.

                                   PROSPECTUS


                                  MAY 1, 2001



                                   AETNA ASCENT VP  (Ascent)
                               AETNA CROSSROADS VP  (Crossroads)
                                   AETNA LEGACY VP  (Legacy)


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO REPRESENTS TO THE CONTRARY HAS COMMITTED A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS


                                                    PAGE
                                                    ----

THE PORTFOLIOS' INVESTMENTS.......................     1
  INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
  STRATEGIES AND RISKS, INVESTMENT PERFORMANCE....     1

PORTFOLIO EXPENSES................................     9

OTHER CONSIDERATIONS..............................    10

MANAGEMENT OF THE PORTFOLIOS......................    11

INVESTMENTS IN AND REDEMPTIONS FROM THE
PORTFOLIOS........................................    12

TAX INFORMATION...................................    13

FINANCIAL HIGHLIGHTS..............................    14

ADDITIONAL INFORMATION............................    17

THE PORTFOLIOS' INVESTMENTS

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS, INVESTMENT PERFORMANCE

       - Aetna Generation Portfolios, Inc. (Fund) consists of 3 separate portfolios (Portfolios): AETNA Ascent VP (Ascent); Aetna Crossroads VP (Crossroads); and Aetna Legacy VP (Legacy). Below is a description of each Portfolio's INVESTMENT OBJECTIVE, the PRINCIPAL INVESTMENT STRATEGIES employed on behalf of each Portfolio, and the PRINCIPAL RISKS associated with investing in each Portfolio.


       - A performance BAR CHART is provided for each Portfolio. The bar chart shows changes in the Portfolio's performance from year to year. The fluctuation in returns illustrates each Portfolio's performance volatility. The chart is accompanied by the Portfolio's best and worst quarterly returns throughout the years presented in the bar chart.



       - A TABLE for each Portfolio shows its average annual total return. The table also compares the Portfolios' performance to the performance of broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Portfolio's past performance is not necessarily an indication of how it will perform in the future.


       - The performance numbers appearing in the bar charts and tables for each Portfolio do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.

       - Additional information on the Portfolios' investment strategies and risks is included on page 10.

       - Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Portfolios.

INVESTMENT OBJECTIVES.

        ASCENT                                      seeks to provide CAPITAL APPRECIATION.
        CROSSROADS                                  seeks to provide TOTAL RETURN (i.e., income and capital appreciation, both realized and unrealized).
        LEGACY                                      seeks to provide TOTAL RETURN CONSISTENT WITH PRESERVATION OF CAPITAL.

                                             Aetna Generation Portfolios, Inc. 1

PRINCIPAL INVESTMENT STRATEGIES. Ascent, Crossroads and Legacy are asset allocation portfolios that have been designed for investors with different investment goals:

    - ASCENT is managed for investors seeking capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 15 YEARS AND WHO HAVE A HIGH LEVEL OF RISK TOLERANCE.

    - CROSSROADS is managed for investors seeking a balance between income and capital appreciation who generally have an INVESTMENT HORIZON EXCEEDING 10 YEARS AND WHO HAVE A MODERATE LEVEL OF RISK TOLERANCE.

    - LEGACY is managed for investors primarily seeking total return consistent with capital preservation who generally have an INVESTMENT HORIZON EXCEEDING 5 YEARS AND WHO HAVE A LOW LEVEL OF RISK TOLERANCE.


Under normal market conditions, Aeltus allocates the assets of each Portfolio, in varying degrees, among several classes of equities, fixed-income securities and money market instruments. Each Portfolio may invest up to 15% of its total assets in high-yield bonds. High-yield bonds are fixed income securities rated below BBB- by Standard & Poor's Corporation or Baa3 by Moody's Investor Services, Inc. or, if unrated, considered by Aeltus to be of comparable quality. To remain consistent with each Portfolio's investment objective and intended level of risk tolerance, Aeltus has instituted both a BENCHMARK PERCENTAGE ALLOCATION and a PORTFOLIO LEVEL RANGE ALLOCATION for each asset class. The benchmark percentage for each asset class assumes neutral market and economic conditions. The Portfolio level range allows Aeltus to vary the securities in each Portfolio to take advantage of opportunities as market and economic conditions change.


Each Portfolio's benchmarks and ranges are described on the following page. The asset allocation limits apply at the time of purchase of a particular security.


Each Portfolio's asset allocation may vary from the benchmark allocation (within the permissible range) based on Aeltus' ongoing evaluation of the expected returns and risks of each asset class relative to other classes. Aeltus may vary each Portfolio's asset allocation within a given asset class to the full extent of the permissible range. Among the criteria Aeltus evaluates to determine allocations are economic and market conditions, including changes in circumstances with respect to particular asset classes, geographic regions, industries or issuers, and interest rate movements. In selecting individual securities, Aeltus considers such factors as expected dividend yields and growth rates, bond yields, and current relative values compared to historic averages.


2 Aetna Generation Portfolios, Inc.

Asset Class                     Ascent       Crossroads(1)         Legacy(2)          Comparative Index*

EQUITIES
LARGE CAPITALIZATION STOCKS
Range                             0-70%                0-50%          0-30%     S&P 500 Index
Benchmark                           35%                  25%            15%

SMALL-/MID-CAPITALIZATION STOCKS
Range                             0-40%                0-30%          0-20%     Russell 2500 Index
Benchmark                           20%                  15%            10%

INTERNATIONAL STOCKS
Range                             0-40%                0-30%          0-20%     Morgan Stanley Capital
Benchmark                           20%                  15%            10%     International Europe,
                                                                                Australia and Far East Index

REAL ESTATE STOCKS
Range                             0-10%                0-10%          0-10%     National Association of
Benchmark                            5%                   5%             5%     Real Estate Investment Trusts
                                                                                Equity Index

FIXED INCOME
U.S. DOLLAR BONDS
Range                             0-30%                0-60%          0-90%     Salomon Brothers Broad
Benchmark                           15%                  30%            45%     Investment Grade Index

INTERNATIONAL BONDS
Range                             0-10%                0-10%          0-10%     Salomon Brothers Non-U.S.
Benchmark                            5%                   5%             5%     World Government Bond
                                                                                Index
MONEY MARKET INSTRUMENTS
Range                             0-30%                0-30%          0-30%     91-Day U.S. Treasury Bill Rate
Benchmark                            0%                   5%            10%

  *  SEE PAGE 8 FOR A DESCRIPTION OF EACH COMPARATIVE INDEX.
(1) CROSSROADS WILL INVEST NO MORE THAN 60% OF ITS ASSETS IN ANY COMBINATION OF THE FOLLOWING ASSET CLASSES: SMALL-/MID-CAPITALIZATION STOCKS, HIGH-YIELD BONDS, INTERNATIONAL STOCKS AND INTERNATIONAL FIXED-INCOME SECURITIES.
(2) LEGACY WILL INVEST NO MORE THAN 35% OF ITS ASSETS IN ANY COMBINATION OF THE FOLLOWING ASSET CLASSES: SMALL-/MID-CAPITALIZATION STOCKS, HIGH-YIELD BONDS, INTERNATIONAL STOCKS AND INTERNATIONAL FIXED-INCOME SECURITIES.

                                             Aetna Generation Portfolios, Inc. 3

PRINCIPAL RISKS. THE SUCCESS OF EACH PORTFOLIO'S STRATEGY DEPENDS SIGNIFICANTLY ON AELTUS' SKILL IN CHOOSING INVESTMENTS AND IN ALLOCATING ASSETS AMONG THE DIFFERENT INVESTMENT CLASSES.

In addition, each asset type has risks that are somewhat unique, as described below. The performance of each Portfolio will be affected by these risks to a greater or lesser extent depending on the size of the allocation. The principal risks of investing in each Portfolio are those generally attributable to stock and bond investing.

For stock investments, those risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies, and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

The risks associated with real estate securities include periodic declines in the value of real estate, generally, and declines in the rents and other income generated by real estate caused by such factors as periodic over-building.

For bonds, generally, when interest rates rise, bond prices fall. Also, economic and market conditions may cause issuers to default or go bankrupt. The value of high-yield bonds is even more sensitive to economic and market conditions than other bonds.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.


Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties such as delays in clearing and settling portfolio transactions. These risks are usually higher for securities of companies in emerging markets. Finally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.


PORTFOLIO SHARES WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN A PORTFOLIO. THERE IS NO GUARANTY THE PORTFOLIOS WILL ACHIEVE THEIR RESPECTIVE INVESTMENT OBJECTIVES. INVESTMENTS IN THE PORTFOLIOS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Portfolios and the interests of qualified plans investing in the Portfolios might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Portfolios for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.

4 Aetna Generation Portfolios, Inc.

INVESTMENT PERFORMANCE



ASCENT



YEAR-BY-YEAR TOTAL RETURN


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARS ENDED DECEMBER 31,

1996  23.58%
1997  19.90%
1998   4.30%
1999  14.35%
2000  -0.67%


-Best Quarter:
  second quarter 1997,
  up 10.91%



-Worst Quarter:
  third quarter 1998,
  down 13.55%



                                                     AS OF DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURN         1 YEAR       5 YEARS    SINCE INCEPTION     INCEPTION DATE

Ascent                                  -0.67%    11.91%           12.82%                07/05/95
Russell 3000 Index*                     -7.46%    17.39%           18.60%                06/30/95
Ascent Composite**                      -2.17%    12.62%           13.47%                06/30/95



The performance table and bar chart provide an indication of the historical risk of an investment in Ascent. All figures assume reinvestment of dividends and distributions.



  * THE RUSSELL 3000 INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.
 ** THE ASCENT COMPOSITE IS COMPRISED OF THE SEVEN ASSET CLASS INDICES LISTED ON PAGE 3 IN WEIGHTS THAT CORRESPOND TO THE PARTICULAR BENCHMARK WEIGHTS APPLICABLE TO ASCENT. THE COMPOSITE BENCHMARK MAY SERVE AS A BETTER COMPARISON FOR THE PORTFOLIO BECAUSE IT IS MORE REPRESENTATIVE OF THE ACTUAL SECURITIES AND ALLOCATIONS OF THE PORTFOLIO.



                                             Aetna Generation Portfolios, Inc. 5

INVESTMENT PERFORMANCE



CROSSROADS



YEAR-BY-YEAR TOTAL RETURN


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARS ENDED DECEMBER 31,

1996  18.81%
1997  17.57%
1998   5.91%
1999  10.22%
2000   0.41%


-Best Quarter:
  second quarter 1997,
  up 8.90%



-Worst Quarter:
  third quarter 1998,
  down 9.34%



                                                     AS OF DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURN         1 YEAR       5 YEARS    SINCE INCEPTION     INCEPTION DATE

Crossroads                               0.41%    10.36%           11.18%                07/05/95
Russell 3000 Index*                     -7.46%    17.39%           18.60%                06/30/95
Crossroads Composite**                   1.22%    10.97%           11.71%                06/30/95



The performance table and bar chart provide an indication of the historical risk of an investment in Crossroads. All figures assume reinvestment of dividends and distributions.



  * THE RUSSELL 3000 INDEX MEASURES THE PERFORMANCE OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION, WHICH REPRESENTS APPROXIMATELY 98% OF THE INVESTABLE U.S. EQUITY MARKET.
 ** THE CROSSROADS COMPOSITE IS COMPRISED OF THE SEVEN ASSET CLASS INDICES LISTED ON PAGE 3 IN WEIGHTS THAT CORRESPOND TO THE PARTICULAR BENCHMARK WEIGHTS APPLICABLE TO CROSSROADS. THE COMPOSITE BENCHMARK MAY SERVE AS A BETTER COMPARISON FOR THE PORTFOLIO BECAUSE IT IS MORE REPRESENTATIVE OF THE ACTUAL SECURITIES AND ALLOCATIONS OF THE PORTFOLIO.



6 Aetna Generation Portfolios, Inc.

INVESTMENT PERFORMANCE



LEGACY



YEAR-BY-YEAR TOTAL RETURN


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

YEARS ENDED DECEMBER 31,

1996  14.19%
1997  14.50%
1998   6.94%
1999   7.10%
2000   4.81%


-Best Quarter:
  second quarter 1997,
  up 7.20%



-Worst Quarter:
  third quarter 1998,
  down 5.27%



                                               AS OF DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURN     1 YEAR  5 YEARS  SINCE INCEPTION     INCEPTION DATE

Legacy                           4.81%   9.43%          10.14%                07/05/95
Saly BIG Index*                 11.59%   6.45%           7.02%                06/30/95
Legacy Composite**               4.65%   9.25%           9.87%                06/30/95



The performance table and bar chart provide an indication of the historical risk of an investment in Legacy. All figures assume reinvestment of dividends and distributions.



  * THE SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX (SALY BIG INDEX) IS A MARKET-WEIGHTED INDEX THAT CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED INVESTMENT-GRADE BONDS. THE INDEX INCLUDES U.S. TREASURY/AGENCY ISSUES, MORTGAGE PASS THROUGH SECURITIES, AND CORPORATE ISSUES.
 ** THE LEGACY COMPOSITE IS COMPRISED OF THE SEVEN ASSET CLASS INDICES LISTED ON PAGE 3 IN WEIGHTS THAT CORRESPOND TO THE PARTICULAR BENCHMARK WEIGHTS APPLICABLE TO LEGACY. THE COMPOSITE BENCHMARK MAY SERVE AS A BETTER COMPARISON FOR THE PORTFOLIO BECAUSE IT IS MORE REPRESENTATIVE OF THE ACTUAL SECURITIES AND ALLOCATIONS OF THE PORTFOLIO.



                                             Aetna Generation Portfolios, Inc. 7

ASSET CLASS                              BENCHMARK INDEX
LARGE CAP STOCKS        THE STANDARD & POOR'S 500 INDEX IS A
                        VALUE-WEIGHTED, UNMANAGED INDEX OF 500 WIDELY HELD
                        STOCKS AND IS CONSIDERED TO BE REPRESENTATIVE OF
                        THE STOCK MARKET IN GENERAL.

SMALL-/MID-CAP STOCKS   THE RUSSELL 2500 INDEX CONSISTS OF THE SMALLEST
                        500 SECURITIES IN THE RUSSELL 1000 INDEX AND ALL
                        2,000 SECURITIES IN THE RUSSELL 2000 INDEX. EACH
                        OF THESE INDICES IS UNMANAGED.

INTERNATIONAL STOCKS    THE MORGAN STANLEY CAPITAL INTERNATIONAL-EUROPE,
                        AUSTRALIA, FAR EAST INDEX IS A MARKET
                        VALUE-WEIGHTED AVERAGE OF THE PERFORMANCE OF MORE
                        THAN 900 SECURITIES LISTED ON THE STOCK EXCHANGE
                        OF COUNTRIES IN EUROPE, AUSTRALIA AND THE FAR
                        EAST.

REAL ESTATE STOCKS      THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT
                        TRUSTS EQUITY INDEX IS A MARKET-WEIGHTED TOTAL
                        RETURN OF ALL TAX-QUALIFIED REAL ESTATE INVESTMENT
                        TRUSTS LISTED ON THE NEW YORK STOCK EXCHANGE,
                        AMERICAN STOCK EXCHANGE AND THE NASDAQ NATIONAL
                        MARKET SYSTEM.

U.S. DOLLAR BONDS       SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX
                        IS AN UNMANAGED, MARKET-WEIGHTED INDEX THAT
                        CONTAINS APPROXIMATELY 4,700 INDIVIDUALLY PRICED
                        INVESTMENT-GRADE BONDS RATED BBB OR BETTER. THE
                        INDEX INCLUDES U.S. TREASURY/AGENCY ISSUES,
                        MORTGAGE PASS-THROUGH SECURITIES AND CORPORATE
                        ISSUES.

INTERNATIONAL BONDS     THE SALOMON BROTHERS NON-U.S. WORLD GOVERNMENT
                        BOND INDEX SERVES AS AN UNMANAGED BENCHMARK TO
                        EVALUATE THE PERFORMANCE OF GOVERNMENT BONDS WITH
                        A MATURITY OF ONE YEAR OR GREATER IN THE FOLLOWING
                        12 COUNTRIES: JAPAN, UNITED KINGDOM, GERMANY,
                        FRANCE, CANADA, THE NETHERLANDS, AUSTRALIA,
                        DENMARK, ITALY, BELGIUM, SPAIN AND SWEDEN.

CASH EQUIVALENTS        THREE-MONTH TREASURY BILLS ARE GOVERNMENT-BACKED
                        SHORT-TERM INVESTMENTS CONSIDERED TO BE RISK-FREE,
                        AND EQUIVALENT TO CASH BECAUSE THEIR MATURITY IS
                        ONLY THREE MONTHS.

8 Aetna Generation Portfolios, Inc.

PORTFOLIO EXPENSES

The following table describes Portfolio expenses. Shareholder fees are paid directly by shareholders. Annual Portfolio Operating Expenses are deducted from Portfolio assets every year, and are thus paid indirectly by all shareholders. Shareholders who acquired Portfolio shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges which may apply.

                                SHAREHOLDER FEES
                   (fees paid directly from your investment)

                                                      Maximum Sales Charge                Maximum Deferred Sales Charge
                                                    (Load) on Purchases (as a                (Load) (as a percentage
                                                  percentage of purchase price)           of gross redemption proceeds)

Ascent                                                        None                                    None
Crossroads                                                    None                                    None
Legacy                                                        None                                    None


                      ANNUAL PORTFOLIO OPERATING EXPENSES
               (expenses that are deducted from Portfolio assets)



                                                   Total     Fee Waiver/
                           Management   Other    Operating     Expense       Net
                              Fee      Expenses  Expenses   Reimbursement  Expenses

Ascent(1)                   0.60%      0.15%      0.75%       0.00%        0.75%
Crossroads(2)               0.60%      0.15%      0.75%       0.05%        0.70%
Legacy(2)                   0.60%      0.16%      0.76%       0.11%        0.65%



(1) AELTUS IS CONTRACTUALLY OBLIGATED THROUGH DECEMBER 31, 2001 TO WAIVE A PORTION OF ITS INVESTMENT ADVISORY FEE AND/OR ITS ADMINISTRATIVE SERVICES FEE AND/OR TO REIMBURSE A PORTION OF OTHER EXPENSES IN ORDER TO MAINTAIN A CERTAIN EXPENSE RATIO. ACTUAL EXPENSES FOR THIS PORTFOLIO FOR THE PERIOD ENDED DECEMBER 31, 2000 WERE AT CONTRACTUAL LIMITS.
(2) AELTUS IS CONTRACTUALLY OBLIGATED THROUGH DECEMBER 31, 2001 TO WAIVE A PORTION OF ITS INVESTMENT ADVISORY FEE AND/OR ITS ADMINISTRATIVE SERVICES FEE AND/OR REIMBURSE A PORTION OF OTHER EXPENSES IN ORDER TO ENSURE THAT THE PORTFOLIO'S TOTAL OPERATING EXPENSES DO NOT EXCEED THE PERCENTAGE OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS REFLECTED IN THE TABLE UNDER NET EXPENSES.


                                            Aetna Generations Portfolios, Inc. 9

EXAMPLE

The following example is designed to help you compare the costs of investing in the Portfolios with the costs of investing in other mutual funds. Using the Annual Portfolio Operating Expense percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


                                1 YEAR*  3 YEARS*  5 YEARS*  10 YEARS*
Ascent                            $77      $240      $417      $930
Crossroads                        $72      $235      $412      $926
Legacy                            $66      $232      $412      $932


THIS EXAMPLE SHOULD NOT BE CONSIDERED AN INDICATION OF PRIOR OR FUTURE EXPENSES. ACTUAL EXPENSES FOR THE CURRENT YEAR MAY VARY FROM THOSE SHOWN.


  * AELTUS IS CONTRACTUALLY OBLIGATED TO WAIVE FEES AND/OR REIMBURSE EXPENSES THROUGH DECEMBER 31, 2001. THEREFORE, ALL FIGURES REFLECT A
     WAIVER/REIMBURSEMENT FOR THE FIRST YEAR OF THE PERIOD.

OTHER CONSIDERATIONS


In addition to the principal investments and strategies described above, the Portfolios may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the STATEMENT OF ADDITIONAL INFORMATION (SAI).

FUTURES CONTRACTS AND OPTIONS. Each Portfolio may enter into futures contracts and use options. The Portfolios primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Portfolios also may use these instruments for speculation (investing for potential income or capital gain).

       - Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

       - Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for a Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS. Each Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Portfolios are not limited to any particular form or variety of swap agreement if Aeltus determines it is consistent with a Portfolio's investment objective and policies.

10 Aetna Generations Portfolios, Inc.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If Aeltus incorrectly forecasts such change, a Portfolio's performance might be less than if the Portfolio had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Portfolio's loss will consist of the net amount of contractual payments that a Portfolio has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Portfolio's swap transactions on an ongoing basis.

DEFENSIVE INVESTING. In response to unfavorable market conditions, each Portfolio may make temporary investments that are not consistent with its principal investment objective and policies.


PORTFOLIO TURNOVER. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended December 31, 2000, Ascent, Crossroads and Legacy each had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Fund's transaction cost.


MANAGEMENT OF THE PORTFOLIOS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to each Portfolio. Aeltus is responsible for managing the assets of each Portfolio in accordance with its investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

ADVISORY FEES


Listed below are the aggregate advisory fees paid by each Portfolio for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver, if applicable. See the Annual Portfolio Operating Expenses table for the advisory fee (Management Fee) Aeltus was entitled to receive.



                                                    Aggregate Advisory Fees as a Percentage of Average
Portfolio Name                                         Net Assets for Year Ended December 31, 1999
--------------                                      --------------------------------------------------

Ascent                                                                                 0.60%
Crossroads                                                                             0.55%
Legacy                                                                                 0.49%



PORTFOLIO MANAGEMENT



NEIL KOCHEN, Managing Director, Aeltus, has been the lead portfolio manager and asset allocation strategist for the Portfolios since December 1999. Mr. Kochen heads a team of investment professionals, each of whom specializes in a particular asset class. Mr. Kochen has been with Aeltus since 1995 and previously served as head of fixed income quantitative research and head of investment strategy and policy.


                                           Aetna Generations Portfolios, Inc. 11

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Portfolios, and any fees that may apply.


Orders for the purchase or redemption of Portfolio shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. Shares of the Portfolios are offered to insurance company separate accounts that fund annuity and life insurance contracts and to certain tax-qualified retirement plans. The insurance company has been designated an agent of each Portfolio for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by a Portfolio, provided that the Portfolio receives notice of the order by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.


NET ASSET VALUE. The NAV of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).


In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. Short-term debt securities maturing in 60 days or less are valued using amortized cost. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Portfolio that invests in foreign securities, because those securities may be traded on markets that are open on days when the Portfolio does not price its shares, the Portfolio's value may change even though Portfolio shareholders may not be permitted to sell or redeem Portfolio shares.


BUSINESS HOURS. The Portfolios are open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

Each Portfolio may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with a Portfolio's investment objective.

The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

The Portfolios are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Portfolios reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.

12 Aetna Generations Portfolios, Inc.

TAX INFORMATION

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from the Portfolios to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.


DIVIDENDS AND DISTRIBUTIONS. Dividends and capital gains distributions, if any, are paid on an annual basis usually in June. To comply with federal tax regulations, a Portfolio may also pay an additional capital gains distribution, usually in June.


Both income dividends and capital gains distributions are paid by each Portfolio on a per share basis. As a result, at the time of payment, the share price of the Portfolio will be reduced by the amount of the payment.

                                           Aetna Generations Portfolios, Inc. 13

FINANCIAL HIGHLIGHTS


These financial highlights are intended to help you understand each Portfolio's performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose report, along with the Portfolios' financial statements, is included in the Fund's current Annual Report, which is available upon request.


(for one share outstanding throughout each period)

                                                          ASCENT
                           --------------------------------------------------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2000          1999          1998          1997          1996
                           ------------  ------------  ------------  ------------  ------------
Net asset value,
  beginning of period....    $  14.92      $  14.02      $  14.12      $  12.62      $ 10.80
                             --------      --------      --------      --------      -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............        0.23          0.39          0.33          0.25+        0.22+
  Net realized and change
    in unrealized gain or
    loss on
    investments..........       (0.32)         1.56          0.27          2.25         2.29
                             --------      --------      --------      --------      -------
      Total from
        investment
        operations.......       (0.09)         1.95          0.60          2.50         2.51
                             --------      --------      --------      --------      -------
LESS DISTRIBUTIONS:
  From net investment
    income...............       (0.06)        (0.33)        (0.35)        (0.34)       (0.23)
  From net realized gains
    on investments.......       (0.12)        (0.72)        (0.35)        (0.66)       (0.46)
                             --------      --------      --------      --------      -------
      Total
        distributions....       (0.18)        (1.05)        (0.70)        (1.00)       (0.69)
                             --------      --------      --------      --------      -------
Net asset value, end of
  period.................    $  14.65      $  14.92      $  14.02      $  14.12      $ 12.62
                             ========      ========      ========      ========      =======
Total return*............       (0.67)%       14.35%         4.30%        19.90%       23.58%
Net assets, end of period
  (000's)................    $216,319      $214,412      $207,596      $148,810      $45,155
Ratio of net investment
  expenses to average net
  assets.................        0.75%         0.74%         0.75%         0.75%        0.84%
Ratio of net investment
  income to average net
  assets.................        1.59%         2.31%         2.59%         2.51%        2.53%
Ratio of expenses before
  reimbursement and
  waiver to average net
  assets.................        0.75%           --            --            --           --
Portfolio turnover
  rate...................      215.15%       135.30%       104.33%       124.82%      109.77%



  * THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.
  + PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.


14 Aetna Generations Portfolios, Inc.

                                                        CROSSROADS
                           --------------------------------------------------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2000          1999          1998          1997          1996
                           ------------  ------------  ------------  ------------  ------------
Net asset value,
  beginning of period....    $  13.77      $  13.32      $  13.09      $  11.98      $ 10.74
                             --------      --------      --------      --------      -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............        0.35          0.45          0.38          0.30+        0.27+
  Net realized and change
    in unrealized gain or
    loss on
    investments..........       (0.29)         0.87          0.39          1.79         1.72
                             --------      --------      --------      --------      -------
      Total from
        investment
        operations.......        0.06          1.32          0.77          2.09         1.99
                             --------      --------      --------      --------      -------
LESS DISTRIBUTIONS:
  From net investment
    income...............       (0.09)        (0.36)        (0.41)        (0.38)       (0.30)
  From net realized gains
    on investments.......       (0.16)        (0.51)        (0.13)        (0.60)       (0.45)
                             --------      --------      --------      --------      -------
      Total
        distributions....       (0.25)        (0.87)        (0.54)        (0.98)       (0.75)
                             --------      --------      --------      --------      -------
Net asset value, end of
  period.................    $  13.58      $  13.77      $  13.32      $  13.09      $ 11.98
                             ========      ========      ========      ========      =======
Total return*............        0.41%        10.22%         5.91%        17.57%       18.81%
Net assets, end of period
  (000's)................    $189,109      $197,702      $193,562      $122,990      $37,690
Ratio of net investment
  expenses to average net
  assets.................        0.70%         0.74%         0.75%         0.75%        0.80%
Ratio of net investment
  income to average net
  assets.................        2.53%         3.05%         3.17%         3.20%        3.01%
Ratio of expenses before
  reimbursement and
  waiver to average net
  assets.................        0.75%           --            --            --           --
Portfolio turnover
  rate...................      213.33%       142.06%       102.94%       103.08%      105.66%



  * THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.
  + PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.


                                           Aetna Generations Portfolios, Inc. 15

(for one share outstanding throughout each period)

                                                          LEGACY
                           --------------------------------------------------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                               2000          1999          1998          1997          1996
                           ------------  ------------  ------------  ------------  ------------
Net asset value,
  beginning of period....    $  12.49      $  12.37      $  12.10      $ 11.25       $ 10.64
                             --------      --------      --------      -------       -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income...............        0.49          0.52          0.41         0.36+         0.33+
  Net realized and change
    in unrealized gain or
    loss on
    investments..........        0.11          0.34          0.43         1.26          1.15
                             --------      --------      --------      -------       -------
      Total from
        investment
        operations.......        0.60          0.86          0.84         1.62          1.48
                             --------      --------      --------      -------       -------
LESS DISTRIBUTIONS:
  From net investment
    income...............       (0.11)        (0.41)        (0.41)       (0.39)        (0.36)
  From net realized gains
    on investments.......       (0.14)        (0.33)        (0.16)       (0.38)        (0.51)
                             --------      --------      --------      -------       -------
      Total
        distributions....       (0.25)        (0.74)        (0.57)       (0.77)        (0.87)
                             --------      --------      --------      -------       -------
Net asset value, end of
  period.................    $  12.84      $  12.49      $  12.37      $ 12.10       $ 11.25
                             ========      ========      ========      =======       =======
Total return*............        4.81%         7.10%         6.94%       14.50%        14.19%
Net assets, end of period
  (000's)................    $128,379      $131,207      $148,526      $81,650       $27,754
Ratio of net investment
  expenses to average net
  assets.................        0.65%         0.75%         0.76%        0.75%         0.80%
Ratio of net investment
  income to average net
  assets.................        3.81%         3.75%         3.81%        3.75%         3.45%
Ratio of expenses before
  reimbursement and
  waiver to average net
  assets.................        0.76%           --            --           --            --
Portfolio turnover
  rate...................      180.15%       139.77%       103.71%       85.01%       111.11%



  * THE TOTAL RETURN PERCENTAGE DOES NOT REFLECT ANY SEPARATE ACCOUNT CHARGES UNDER VARIABLE ANNUITY CONTRACTS AND LIFE POLICIES.
  + PER SHARE DATA CALCULATED USING WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING THROUGHOUT THE PERIOD.


16 Aetna Generations Portfolios, Inc.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about each Portfolio. The most recent annual and semi-annual reports also contain information about each Portfolio's investments, as well as a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the past fiscal year.

You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Portfolios, by calling 1-800-262-3862 or writing to:

                       Aetna Generation Portfolios, Inc.
                             151 Farmington Avenue
                        Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Portfolios. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's website (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Portfolios, after paying a duplicating fee, by sending an e-mail request to: PUBLICINFO@SEC.GOV, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act File No. 811-8934

                                           Aetna Generations Portfolios, Inc. 17

                                    PART C

                               OTHER INFORMATION

ITEM 23. EXHIBITS

         (a.1)    Articles of Incorporation(1)
         (a.2)    Articles Supplementary(2)
         (a.3)    Articles of Amendment(3)
         (b)      Amended and Restated Bylaws
         (c)      Instruments Defining Rights of Holders(4)
         (d)      Investment Advisory Agreement between Aetna Generation
                  Portfolios, Inc. (Registrant), on behalf of Aetna Ascent
                  VP, Aetna Crossroads VP and Aetna Legacy VP and Aeltus
                  Investment Management, Inc. (Aeltus)
         (e)      Underwriting Agreement between the Registrant and
                  Aeltus Capital, Inc.
         (f)      Directors' Deferred Compensation Plan(5)
         (g)      Custodian Agreement between the Registrant and Mellon Bank,
                  N.A.(1)
         (h.1)    Administrative Services Agreement between the Registrant,
                  on behalf of Aetna Ascent VP, Aetna Crossroads VP and Aetna
                  Legacy VP and Aeltus(6)
         (h.2)    Amendment to Administrative Services Agreement between the
                  Registrant, on behalf of Aetna Ascent VP, Aetna Crossroads
                  VP and Aetna Legacy VP and Aeltus(7)
         (h.3)    License Agreement(1)
         (i)      Opinion and Consent of Counsel
         (j)      Consent of Independent Auditors
         (k)      Not applicable
         (l)      Agreement Concerning Initial Capital(1)
         (m)      Not applicable
         (n)      Not applicable
         (o)      Not applicable
         (p.1)    Aeltus Code of Ethics(8)
         (p.2)    Aetna Mutual Funds Code of Ethics(9)
         (q.1)    Power of Attorney (April 4, 2001)(10)
         (q.2)    Authorization for Signatures(11)


1. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the Securities and Exchange Commission (SEC) on June 19, 1995.
2. Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on April 15, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on April 27, 1998.
4. Incorporated by reference Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on April 25, 1996.
5. Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on February 26, 1998.
6. Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on April 27, 1999.
7. Incorporated by reference Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (File No. 33-88334), as filed with the SEC on February 16, 2000.

8. Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A (File No. 33-12723), as filed with the SEC on April 5, 2001.
9. Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on August 1, 2000.
10. Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on April 26, 2001.
11. Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the SEC on September 26, 1997.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

       Registrant is a Maryland corporation for which separate financial statements are filed. As of March 30, 2001, Aetna Life Insurance and Annuity Company (ALIAC), and its affiliates, had the following interest in the portfolios of the Registrant, through direct ownership or through one of ALIAC's separate accounts:

                                                                  % AETNA
                                                                  -------
                        Aetna Ascent VP                            100.00%
                        Aetna Crossroads VP                         99.29%
                        Aetna Legacy VP                             99.00%

       Aetna is an indirect wholly owned subsidiary of ING Groep N.V.

       A list of all persons directly or indirectly under common control with the Registrant is incorporated herein by reference to Item 26 of Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-81216), as filed electronically with the SEC on April 9, 2001.

ITEM 25. INDEMNIFICATION

       Article 9, Section (d) of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a.1) of this Post-Effective Amendment, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2002.

       Section XI.B of the Administrative Services Agreement incorporated herein by reference to Exhibit (h.1) of this Post-Effective Amendment, provides for indemnification of Aeltus, the Administrator.

       Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

       The investment adviser, Aeltus, is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as the investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Variable Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (the "1940 Act")). Aeltus also acts as the investment adviser to certain private accounts.

The following table summarizes the business connections of the directors and principal officers of the investment adviser.

------------------------------ ---------------------------------- -------------------------------------------------------
                               POSITIONS AND OFFICES              OTHER PRINCIPAL POSITION(S) HELD
NAME                           WITH INVESTMENT ADVISER            SINCE DEC. 31, 1998/ADDRESSES
----                           -----------------------            ------------------------------
------------------------------ ---------------------------------- -------------------------------------------------------
J. Scott Fox*                  Director, Managing Director,       Director, Managing Director, Chief Operating Officer
                               Chief Operating Officer, Chief     and Chief Financial Officer (since May 1996) - Aeltus
                               Financial Officer                  Trust Company; Director, Managing Director, Chief
                                                                  Operating Officer, Chief Financial Officer (since February
                                                                  1995) - Aeltus Capital, Inc.

Thomas J. McInerney**          Director                           General Manager and Chief Executive Officer (Since December 2000)
                                                                  - ING U.S. Worksite Financial Services; Director (since February
                                                                  1998), President (since August 1997) - Aetna Retirement Services,
                                                                  Inc.; Director and President (September 1997 to May 2000) and
                                                                  (Since September 2000) - Aetna Life Insurance and Annuity Company;
                                                                  Executive Vice President (August 1997 to December 2000) - Aetna
                                                                  Inc.

Mark A. Tullis***              Director                           Director (since December 2000) - Aetna Life Insurance
                                                                  and Annuity Company; General Manager and Chief of Staff (since
                                                                  November 2000) - ING North America Insurance Corporation;
                                                                  Executive Vice President and General Manager, Strategy and
                                                                  Operations (1999 to November 2000) - ING North America
                                                                  Insurance Corporation; Executive Vice President (June 1994 to
                                                                  August 1999) - Primerica.

John G. Turner****             Director                           Vice Chairman (September 2000 to present) -ING Americas;
                                                                  Chairman and Chief Executive Officer (July 1993 to September
                                                                  2000) - ReliaStar.

Stephanie A. DeSisto*          Vice President                     Vice President (since April 2000) - Aeltus Trust
                                                                  Company.

Michael Gioffre*               Assistant General Counsel and      Assistant General Counsel and Secretary (since July
                               Secretary                          2000) - Aeltus Capital, Inc.; Assistant General
                                                                  Counsel and Secretary (since July 2000) - Aeltus Trust Company;
                                                                  Assistant Secretary (January 2000 to July 2000) - Aeltus Trust
                                                                  Company; Counsel (May 1998 to July 2000) - Aetna Financial
                                                                  Services, Inc.

Brian K. Kawakami*             Vice President, Chief Compliance   Chief Compliance Officer & Director (since January
                               Officer                            1996) - Aeltus Trust Company; Chief Compliance
                                                                  Officer (since August 1993) - Aeltus Capital, Inc.

Neil Kochen*                   Managing Director, Equity          Managing Director (since April 1996) - Aeltus Trust
                               Investments                        Company; Managing Director (since August 1996) -
                                                                  Aeltus Capital, Inc.


------------------------------ ---------------------------------- -------------------------------------------------------
                               POSITIONS AND OFFICES              OTHER PRINCIPAL POSITION(S) HELD
NAME                           WITH INVESTMENT ADVISER            SINCE DEC. 31, 1998/ADDRESSES
----                           -----------------------            ------------------------------
------------------------------ ---------------------------------- -------------------------------------------------------
Frank Litwin*                  Managing Director, Retail          Managing Director (since September 1997)
                               Marketing and Sales                - Aeltus Trust Company.

L. Charles Meythaler*          Managing Director, Institutional   Director (since July 1997) - Aeltus Trust Company;
                               Marketing                          Managing Director (since June 1997) - Aeltus Trust
                               and Sales                          Company.


     * The principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602.

    ** The principal business address of Mr. McInerney is 151 Farmington Avenue, Hartford, Connecticut 06156.

   *** The principal business address of Mr. Tullis is 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390

  **** The principal business address of Mr. Turner is 20 Washington Avenue South, Minneapolis, Minnesota 55401.

ITEM 27. PRINCIPAL UNDERWRITERS

       (a)    None

       (b) The following are the directors and principal officers of Aeltus Capital, Inc., the principal underwriter of the Registrant:

NAME AND PRINCIPAL                    POSITIONS AND OFFICES                          POSITIONS AND OFFICES
BUSINESS ADDRESS*                     WITH PRINCIPAL UNDERWRITER                     WITH REGISTRANT
-----------------                     --------------------------                     ---------------
J. Scott Fox                          Director, Managing Director, Chief Operating   Director and President
                                      Officer, Chief Financial Officer

Brian K. Kawakami                     Director, Vice President, Chief Compliance     None
                                      Officer

Frank Litwin                          Director, Managing Director                    Vice President

Michael Gioffre                       Assistant General Counsel and Secretary        Secretary

Daniel F. Wilcox                      Vice President, Finance and Treasurer          None

      *The principal business address of all directors and officers listed is 10
       State House Square, Hartford, Connecticut 06103-3602.

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

       As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

ITEM 29.     MANAGEMENT SERVICES

       Not applicable.

ITEM 30.     UNDERTAKINGS

       Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Generation Portfolios, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 26th day of April, 2001.

                                       AETNA GENERATION PORTFOLIOS, INC.
                                       ---------------------------------------
                                                    (Registrant)

                                       By           J. Scott Fox*
                                          -------------------------------------
                                                    J. Scott Fox
                                                    President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

SIGNATURE                               TITLE                                                      DATE
---------                               -----                                                      ----
J Scott Fox*                            President and Director                            )
-----------------------------------     (Principal Executive Officer)                     )
J. Scott Fox                                                                              )
                                                                                          )
Albert E. DePrince, Jr.**               Director                                          )
-----------------------------------                                                       )
Albert E. DePrince, Jr.                                                                   )
                                                                                          )
Maria T. Fighetti*                      Director                                          )        April 26,
-----------------------------------                                                       )
Maria T. Fighetti                                                                         )         2001
                                                                                          )
David L. Grove*                         Director                                          )
-----------------------------------                                                       )
David L. Grove                                                                            )
                                                                                          )
Sidney Koch*                            Director                                          )
-----------------------------------                                                       )
Sidney Koch                                                                               )
                                                                                          )
Corine T. Norgaard*                     Director                                          )
-----------------------------------                                                       )
Corine T. Norgaard                                                                        )
                                                                                          )

Richard G. Scheide*                    Director                                           )
-----------------------------------                                                       )
Richard G. Scheide                                                                        )
                                                                                          )
John G. Turner*                         Director                                          )
-----------------------------------                                                       )
John G. Turner                                                                            )
                                                                                          )
Stephanie A. DeSisto***                Treasurer and Chief Financial Officer              )
-----------------------------------    (Principal Financial and Accounting Officer)       )
Stephanie A. DeSisto                                                                      )

By:    /s/ Michael Gioffre
       ------------------------------------------------
         *Michael Gioffre
          Attorney-in-Fact

   * Executed pursuant to Power of Attorney dated April 4, 2001 and filed with the Securities and Exchange Commission on April 26, 2001.

                       Aetna Generation Portfolios, Inc.
                                 EXHIBIT INDEX

EXHIBIT NO.                              EXHIBIT                                                PAGE
-----------                              -------                                                ----
99-(b)           Amended and Restated Bylaws
                                                                                          ------------------

99-(d)           Investment Advisory Agreement between Aetna Generation Portfolios,
                 Inc. (Registrant), on behalf of Aetna Ascent VP, Aetna Crossroads VP and Aetna Legacy VP and Aeltus Investment Management, Inc. (Aeltus)

99-(e)           Underwriting Agreement between the Registrant and Aeltus
                 Capital, Inc.
                                                                                          ------------------

99-(i)           Opinion and Consent of Counsel
                                                                                          ------------------

99-(j)           Consent of Independent Auditors
                                                                                          ------------------